Long-term Investments - Schedule of Available-for-Sale Debt Investments Measured at Fair Value and Consist of Convertible Debt Instruments (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
Schedule of Investments [Abstract]
Cost or Amortized cost	¥ 819,790	$ 112,311	¥ 315,087
Gross unrealized gains	35,062	4,803	169,008
Gross unrealized losses	(65,870)	(9,024)	(18,089)
Fair value	¥ 788,982	$ 108,090	¥ 466,006